Exhibit 10.3

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

This SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (the “Second Amendment” or this “Amendment”) is made as of March 11, 2020 (the “Effective Date”), by and between First Foundation Bank (the “Employer”), a California corporation, and David DePillo (“Executive”), with reference to the following:

RECITALS

WHEREAS, Employer and Executive are parties to that certain Employment Agreement dated as of May 11, 2015, as amended by that certain First Amendment to Employment Agreement dated as of February 7, 2018 (as amended, the “Employment Agreement”).

WHEREAS, Employer conducts a banking business as a wholly-owned subsidiary of First Foundation Inc. (“Parent”), which, through its subsidiaries (collectively “Affiliates”), provides commercial banking, investment management, wealth management, advisory services, trust services and other financial services to the public.

WHEREAS, Employer and Executive desire to amend the Employment Agreement in the manner and to the extent set forth hereinafter.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and with the intent to be legally bound hereby, Employer and Executive agree as follows:

1.Amendment to Section 4.  Section 4 of the Employment Agreement is hereby amended to read in its entirety as follows:

“Unless sooner terminated pursuant to Section 6 hereof, the term of Executive’s employment with Employer pursuant to this Agreement commenced on May 11, 2015 and shall end on December 31, 2022 (the “Term”).”

2. Except as otherwise provided herein, capitalized terms used in this Amendment shall have the definitions set forth in the Employment Agreement.

3.Except as expressly modified hereby, all terms, conditions and provisions of the Employment Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, this Agreement has been executed by Employer and by Executive as of the Effective Date.

Signature page follows

EMPLOYER:

FIRST FOUNDATION BANK

By:   /s/ S. KAVANAUGH

Name:    Scott Kavanaugh

Title:      Chief Executive Officer

EXECUTIVE:

/s/ D. DEPILLO.

Name:   David DePillo

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